UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2004

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-8649 (Commission File Number)	41-0580470 (I.R.S. Employer Identification Number)

8111 Lyndale Avenue South
Bloomington, Minnesota 55420
Telephone number: (952) 888-8801
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

On February 24, 2004, The Toro Company announced its earnings for the three months ended January 30, 2004. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of The Toro Company’s press release in connection with the announcement. The information in this report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference by any general statements by The Toro Company incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent The Toro Company specifically incorporates the information by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)

Date:	February 24, 2004	By /s/ Stephen P. Wolfe Stephen P. Wolfe Vice President Finance, Treasurer and Chief Financial Officer (duly authorized officer and principal financial officer)

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99	Other

Registrant’s press release dated February 24, 2004 (furnished herewith).